BLACKROCK FUNDS V

BlackRock High Yield Portfolio

(the “Fund”)

Supplement dated September 29, 2026 to

the Summary Prospectuses, Prospectuses and Statement of Additional Information (“SAI”)

of the Fund, each dated January 28, 2026, as supplemented to date

The Board of Trustees (the “Board”) of BlackRock Funds V (the “Trust”) has approved a proposal (the “Proposal”), pursuant to which the following changes will be effective on or about February 2, 2027:

•

The Fund will terminate its existing administration agreement with the Fund’s administrator, BlackRock Advisors, LLC (“BlackRock”) and convert to a unitary administration fee structure by entering into a new administration agreement (the “Administration Agreement”) with BlackRock, pursuant to which BlackRock will provide administration services and pay for all expenses incurred by the Fund, excluding certain expenses described in the Administration Agreement. Under the Administration Agreement, at current Fund asset levels, the Trust, on behalf of the Fund, will pay BlackRock the following fee with respect to each share class: 0.16% for Institutional Shares, 0.26% for Investor A Shares, 0.17% for Investor C Shares, 0.06% for Class K Shares, 0.23% for Class R Shares and 0.26% for Service Shares.

•	The contractual operating expense limit applicable to each share class of the Fund will be terminated.

In addition, pursuant to the Proposal, on or around January 15, 2027, the shares of the Fund will be combined into fewer shares through a reverse stock split (the “Reverse Stock Split”), at a ratio to be determined by BlackRock. The Reverse Stock Split is not expected to result in a taxable transaction for shareholders.

Shareholders should retain this Supplement for future reference.

PR2SAI-HYP-0926SUP